UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported): December 2, 2003

ARIAD PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21696	22-3106987
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 LANDSDOWNE STREET
CAMBRIDGE, MASSACHUSETTS 02139
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:
(617) 494-0400

ITEM 5. OTHER EVENTS.
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
Ex-5.1 Opinion of Mintz, Levin, Cohn, Ferris, ...
Ex-99.1 Press Release, dated December 2, 2003

ITEM 5. OTHER EVENTS.

On December 2, 2003, ARIAD Pharmaceuticals, Inc. publicly disseminated a Press Release announcing it had entered into definitive agreements with institutional investors for the purchase of 1,175,375 shares of its common stock, par value $0.001 per share, at a purchase price of $8.00 per share. The shares are being sold pursuant to the Prospectus and Prospectus Supplement included in ARIAD’s shelf registration statement on Form S-3 (Registration No. 333-106788) and an additional registration statement on Form S-3 filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (Registration No. 333-110872) (collectively, the “Registration Statements”). Following the offering, ARIAD will have used all of the shares available for issuance under the Registration Statements.

The information contained in the Press Release dated December 2, 2003 is incorporated herein by reference and attached as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits.

5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.1)

99.1	Press Release dated December 2, 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARIAD PHARMACEUTICALS, INC.

By:	/s/ Edward M Fitzgerald

Edward M. Fitzgerald Senior Vice President and Chief Financial Officer

Date: December 2, 2003

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EXHIBIT INDEX

Exhibit
Number	Description

5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.1)

99.1	Press Release dated December 2, 2003.

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